                      BERNARD CHAUS, INC. AND SUBSIDIARIES

                                                                    EXHIBIT 31.2

               CERTIFICATION PURSUANT TO RULE 13a-14(a)/15d-14(a)

I, Barton Heminover, certify that:

          1.   I have reviewed this Quarterly Report on Form 10-Q of Bernard
               Chaus, Inc. (the "Company") for the three months ended December
               31, 2005 (this "Report");

          2.   Based on my knowledge, this Report does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which such statements were made, not
               misleading with respect to the period covered by this Report;

          3.   Based on my knowledge, the consolidated financial statements, and other financial information included in this Report, fairly present in all material respects the financial condition and results of operations and cash flows of the Company as of, and for, the periods presented in this Report;

          4.   The Company's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures
               (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and we have:

                    (a)  designed such disclosure controls and procedures, or
                         caused such disclosure controls and procedures to be
                         designed under our supervision, to ensure that material
                         information relating to the Company, including its
                         consolidated subsidiaries, is made known to us by
                         others within those entities, particularly during the
                         period in which this Report is being prepared;

                    (b)  evaluated the effectiveness of the Company's disclosure controls and procedures and presented in this Report
                         our conclusions about the effectiveness of the
                         disclosure controls and procedures, as of the end of
                         the period covered by this Report based on such
                         evaluation; and

                    (c)  disclosed in this Report any change in the Company's
                         internal control over financial reporting that occurred
                         during the Company's most recent fiscal quarter that
                         has materially affected, or is reasonably likely to
                         materially affect, the Company's internal control over
                         financial reporting; and;

          5.   The Company's other certifying officers and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the Company's auditors and the audit committee of the Company's board of directors (or persons
               performing the equivalent functions):

                    (a)  all significant deficiencies and material weaknesses in the design or operation of internal control over
                         financial reporting which are reasonably likely to
                         adversely affect the Company's ability to record,
                         process, summarize, and report financial information;
                         and

                    (b)  any fraud, whether or not material, that involves
                         management or other employees who significant role in
                         the Company's internal control over financial
                         reporting.

February 13, 2006

                             /s/ Barton Heminover
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                             Barton Heminover
                             Chief Financial Officer